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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

AmeraMex International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56054	88-0501944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Esplanade

Chico, CA 95973

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (530) 895-8955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AmeraMex International, Inc. (the “Company”) effected a one for fifty (1:50) reverse stock split (the “Reverse Stock Split”) on December 21, 2020. To effect the Reverse Stock Split, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Nevada Secretary of State, with an effective date of December 21, 2020. The Reverse Stock Split was approved by the Company’s board of directors on September 9, 2020 and by the stockholders of the Company on September 11, 2020, by a written consent in lieu of a special meeting of stockholders.

As a result of the Reverse Stock Split, every 50 shares of issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split and any fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share. Following the Reverse Stock Split, the number of shares of Common Stock outstanding was reduced from 53,415,879 shares to 15,068,317 shares. There was no change to the number of authorized shares.

The Company’s transfer agent, Pacific Stock Transfer & Trust Company, LLC (“PST”), is acting as the exchange agent and transfer agent for the Reverse Stock Split. PST will provide instructions to stockholders with physical certificates regarding the process for exchanging their pre-split stock certificates for post-split shares in book-entry form.

The forgoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events

On November 18, 2020, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment
99.1	Press Release, dated November 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeraMex International, Inc.

Date: December 21, 2020	By:	/s/ Lee Hamre
Lee Hamre Chief Executive Officer